Exhibit 10.1

Agreement on Debt Transfer and Offset

Party A: Xianggang Fuhong Development Co., Ltd.

Party B: Tianshi International Holdings Group Co., Ltd.

Party C: Tianshi International Investment Group Co., Ltd.

Party A, Party B and Party C enter into this Agreement on June 10, 2010, which shall be observed by all parties of this Agreement.

Whereas, Party A is a creditor of Party B and Party B is a creditor of Party C.  After consultation, Party A, Party B and Party C agree the provisions as follows:

1.           Party C pays off the loan payable of USD3,000,000.00 to Party A in place of Party B;

2.           Party A writes off the debt of Party B with the same amount;

3.           Party B writes off the debt of Party C with the same amount;

4.           Party A, Party B and Party C shall perform this Agreement, including writing proper receipts on June 11, 2010.

5.           This Agreement is effective as of the date first written above and is signed by three parties for confirmation.

Party A: Xianggang Fuhong Development Co., Ltd.

Legal Representative: Jinyuan Li

Signature: /s/ Jinyuan Li

Party B: Tianshi International Holdings Group Co., Ltd.

Legal Representative: Jinyuan Li

Signature: /s/ Jinyuan Li

Party C: Tianshi International Investment Group Co., Ltd.

Legal Representative: Jinyuan Li

Signature: /s/ Jinyuan Li